UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2022

MITESCO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53601	87-0496850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Highway 100 South, Suite 432 St. Louis Park, MN 55416
(Address of principal executive offices) (Zip Code)

(844) 383-8689

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Mitesco, Inc. (the “Company”) engaged in a number of bridge financing transactions with both new and historical investors.

Issuance of Promissory Notes

The Company issued the following eight promissory notes:

(1)

Mercer promissory note (the “Mercer Note”) dated December 2, 2022, to Mercer Street Global Opportunity Fund, LLC (“Mercer”) of which the Company received proceeds of $100,000. The maturity date of the Mercer Note is May 21, 2023; and

(2)

Diamond promissory note (the “Diamond Note”) dated November 29, 2022, to Lawrence Diamond (“Diamond”) of which the Company received proceeds of $15,000. The maturity date of the Diamond Note is May 28, 2023. Lawrence Diamond is the Chief Executive Officer of the Company; and

(3)

Howe promissory note (the “Howe Note”) dated November 29, 2022, to Michael C. Howe Living Trust (“Howe”) of which the Company received proceeds of $15,000. The maturity date of the Howe Note is May 28, 2023. Howe is the CEO of the Good Clinic, LLC; and

(4)

Lindstrom promissory note (the “Lindstrom Note”) dated November 29, 2022, to Ingrid Jenny Lindstrom (“Lindstrom”) of which the Company received proceeds of $15,000. The maturity date of the Lindstrom Note is May 28, 2023. Lindstrom is Chief Legal Officer of the Company; and

(5)

Iturregui promissory note (the “Iturregui Note”) dated November 29, 2022, to Juan Carlos Iturregui (“Iturregui”) of which the Company received proceeds of $15,000. The maturity date of the Iturregui Note is May 28, 2023. Iturregui serves on the Board of Directors of the Company; and

(6)

Naqvi promissory note (the “Naqvi Note”) dated Novemebr 29, 2022, to Faraz Naqvi (“Naqvi”) of which the Company received proceeds of $15,000. The maturity date of the Naqvi Note is May 28, 2023. Naqvi serves on the Board of Directors of the Company; and

(7)

Schweitzer promissory note (the “Schweitzer Note”) dated November 29, 2022, to Sheila Schweitzer (“Schweitzer”) of which the Company received proceeds of $15,000. The maturity date of the Schweitzer Note is May 28, 2023. Schweitzer serves on the Board of Directors of the Company; and

(8)

Brodmerkel promissory note (the “Brodmerkel Note”, together with the Mercer Note, Diamond Note, Howe Note, Lindstrom Note, Iturregui Note, Naqvi Note and Schweitzer Note, the “Notes”) dated November 29, 2022, to Thomas Brodmerkel (“Brodmerkel”, together with Mercer, Diamond, Howe, Lindstrom, Iturregui, Naqvi and Schweitzer, the “Lenders” and Brodmerkel together with Diamond, Howe, Lindstrom, Iturregui, Naqvi and Schweitzer, collectively the “Officer and Director Lenders”) of which the Company received proceeds of $15,000. The maturity date of the Brodmerkel Note is May 28, 2023. Brodmerkel is the Chair of the Board of Directors of the Company.

The Principal Amount of the Notes shall convert into the Series E Shares in accordance with the terms of the Exchange Agreements entered into between the Company and the Lenders, if the Company successfully lists its common stock on a national securities exchange on or before May 10, 2023.

If the Principal Amount is not converted into Series E Shares, the Notes shall bear interest at 10% interest rate per annum, accrued monthly and payable at maturity.

The aggregate amount payable at maturity will be $256,250 plus any unpaid and accrued interest. Following an event of default, as defined in the Notes, the principal amount shall bear interest for each day until paid, at a rate per annum equal to the lesser of the maximum interest permitted by applicable law and 18%.

The Notes contain a “most favored nations” clause that provides that, so long as the Notes are outstanding, if the Company issues any new security, which the Lenders reasonably believe contains a term that is more favorable than those in the Notes, the Company shall notify the Lenders of such term, and such term, at the option of the Lenders, shall become a part of the Notes. The Lenders will also be issued in the aggregate 512,500 warrants (the “Warrants”), which shall be exercisable on substantially the same terms as the Series A warrant issued in connection with the Company’s Series D Convertible Preferred Stock, but priced at the same price as any warrant included in an offering in conjunction with listing at the Nasdaq Capital Market.

Exchange Agreements

In connection with the Notes above, the Company entered into separate exchange agreements with each of the Officer and Director Lenders (the “Officer and Director Exchange Agreements”). Mercer entered into an Exchange Agreement with the Company which was disclosed on the current report on Form 8-K, filed with the SEC on October 12, 2022 (“Mercer Exchange Agreement” the Officer and Director Exchange Agreements and the Mercer Exchange Agreement are collectively referred to as the “Exchange Agreements”).

Pursuant to the Exchange Agreements, the Lenders shall exchange (the “Exchange”) the Notes for a number Series E Convertible Preferred Stock (the “Series E Shares”) equal to 150% of the principal amount of the Notes (the "Series E Exchange Value").

The Exchange shall occur on the date of the Company’s listing of its common stock on a national securities exchange. The Lenders shall surrender to the Company the Notes. Upon such surrender, the Company shall issue to each of the Lenders a number of Series E Shares equal to the Series E Exchange Value.

This summary is not a complete description of all of the terms of the Exchange Agreements and the Notes and is qualified in its entirety by reference to the full text of the Exchange Agreements and the Notes, forms of which are filed as Exhibit 4.1 and 10.1 respectively hereto, which is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by this Item 2.03, the information contained in Item 1.01 is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the information contained in Item 1.01 is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by this Item 3.03, the information contained in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1*	Form Promissory Note in the principal amount of $15,000 dated November 29, 2022
10.1*	Form Exchange Agreement for Lawrence Diamond, dated November 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2022	MITESCO, INC.

	By:	/s/ Lawrence Diamond
Lawrence Diamond
Chief Executive Officer